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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 24, 1998 included in this Form 10-K/A-2 into the Sun Healthcare Group, Inc. and Subsidiaries previously filed Registration Statements on Form S-8 (No. 33-80540, No. 33-93692, No. 333-03058 and No. 333-38583).

                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
May 20, 1998